SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              _____________________
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 28, 2000



                          THE GREAT TRAIN STORE COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


         1-13158                                        75-2539189
(Commission File Number)                  (I.R.S. Employer Identification No.)

14180 Dallas Parkway, Suite 618, Dallas, Texas               75240
(Address of Principal Executive Offices)                   (Zip Code)

                                 (972) 392-1599
              (Registrant's Telephone Number, Including Area Code)

                              _____________________




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         Item 3.  Bankruptcy or Receivership.

         On February 28, 2000, The Great Train Store Company (the "Company") filed a voluntary petition for protection and reorganization under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Filing"). The Company is continuing to operate as a debtor in possession and no receiver, fiscal agent or similar officer has been appointed and no such appointment is currently contemplated.

         To facilitate the reorganization, the Company has obtained debtor in possession financing from its principal lender.











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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 28, 2000

                                          THE GREAT TRAIN STORE COMPANY



                                          By: /s/ James H. Levi
                                              James H. Levi
                                              President, Chief Executive Officer
                                              and Chairman of the Board










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